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                                                                    Exhibit 23.1



                         [LETTERHEAD OF ARTHUR ANDERSEN]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 21, 1999 included in Flextronics International Ltd.'s Form 10-K for the year ended March 31, 1999 and to all references to our firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
San Jose, California
September 14, 1999